FORM 8-K

                             SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549




                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): February 25, 2003

                            Structured Asset Mortgage Investments, Inc.
                       Mortgage Pass-Through certificates, Series 1998-6
                   (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



               383 Madison Avenue, New York, New York             10167
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                                 Not Applicable
             (Former name or former address, if changed since last report.)

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-6, on February 25, 2003. The distribution was made pursuant to the provisions of a Polling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may-be obtain from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.46)  February 25, 2003 - Information on Distribution to
                                            Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                        Structured Asset Mortgage Investments, Inc.
                                        (Registrant)






Date:  March 18, 2003                   By: /S/Joseph Jurkowski Jr.
                                              Josseph Jurkowski Jr.
                                          Vice President/Asst.Secretary

                        Structured Asset Mortgage Investments, Inc.
                                     FORM 8-K


                                  CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


     (28.46)          February 25, 2003 - Information on Distribution to
                                           Certificateholders




         February 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.46
                               TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-6



                     Original       Beginning      Pass Thru   Principal    Interest      Total   Ending Cert./
  Type    Class       Balance       Cert. Bal.        Rate     Dist. Amt.   Dist. Amt.     Dist.   Notional Bal.
 Senior    A-I  104,596,000.00   22,153,860.92   5.19256000%   407,581.28   95,862.71  503,443.99  21,746,279.64
           A-II  55,407,900.00   16,832,898.37   5.40273000%   534,096.39   75,786.34  609,882.73  16,298,801.98
           A-III 47,237,500.00   11,654,752.68   5.52698000%   392,432.83   53,679.65  446,112.48  11,262,319.85
           A-IV  28,018,400.00    7,779,701.93   5.06076000%   823,782.03   32,809.34  856,591.37   6,955,919.90
           A-V   29,173,900.00    8,112,434.67   5.86483000%   173,570.83   39,648.38  213,219.21   7,938,863.84
           B-1    7,089,300.00    5,219,669.02   5.35986278%    91,114.76   23,313.92  114,428.68   5,128,554.26
           B-2    3,544,600.00    2,609,797.70   5.35986278%    45,556.74   11,656.80   57,213.54   2,564,240.96
           B-3    2,126,800.00    1,565,908.05   5.35986278%    27,334.56    6,994.21   34,328.77   1,538,573.49
           B-4    2,552,100.00    1,879,045.52   5.35986278%    32,800.70    8,392.86   41,193.56   1,846,244.82
           B-5    1,559,600.00    1,148,293.29   5.35986278%    20,044.66    5,128.91   25,173.57   1,128,248.63
           B-6    2,269,086.60    1,547,525.55   5.35986278%    27,013.17    7,392.63   34,405.80   1,520,512.38
           R-1           50.00               0   5.19256000%         0.00        0.00        0.00           0.00
           R-2           50.00               0   5.19256000%         0.00        0.00        0.00           0.00

         Total  283,575,286.60   80,503,887.70               2,575,327.95  360,665.75 2,935,993.70 77,928,559.75



